UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 19, 2012

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Unitil Corporation Second Amended and Restated 2003 Stock Plan

On April 19, 2012, the shareholders of Unitil Corporation (the “Company”) voted to amend the Company’s Amended and Restated 2003 Stock Plan (the “Plan”) by approving the Company’s Second Amended and Restated 2003 Stock Plan (the “Amended Plan”).

The Amended Plan provides for, among other things, an increase in the maximum number of shares of Unitil common stock available for awards to participants under the Plan by 500,000 shares, from 177,500 shares to 677,500 shares in the aggregate. The shares issuable pursuant to the Plan include restricted stock, restricted stock units and common stock.

The foregoing description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 19, 2012, the Company held its Annual Meeting of Shareholders at its offices in Hampton, NH. As of the record date for the meeting, the Company had 10,981,157 shares of common stock issued and outstanding and entitled to vote at the meeting. Of these shares, 9,974,283 were present in person or represented by proxy at the meeting, which constituted a quorum for the transaction of business at the meeting. At the meeting, the Company’s shareholders voted:

1. To elect three directors, each to serve a three-year term. The final vote was as follows:

	No. of Shares
	For	Withheld	Broker Non Vote
William D. Adams	6,326,871.23	670,386.72	2,977,025.00
Robert G. Schoenberger	6,835,824.66	161,433.28	2,977,025.00
Sarah P. Voll	6,232,307.94	764,950.00	2,977,025.00

2. To approve the Company’s Second Amended and Restated 2003 Stock Plan. The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote
6,390,255.61	528,375.48	78,626.86	2,977,025.00

3. To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for 2012. The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote
9,860,909.60	76,928.42	36,444.92	Not Applicable

Item 9.01 Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit	Reference

10.1	Unitil Corporation Second Amended and Restated 2003 Stock Plan	Incorporated by reference to Appendix 1 to the Registrant’s Proxy Statement filed on Schedule 14A dated March 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date:	April 24, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Reference

10.1	Unitil Corporation Second Amended and Restated 2003 Stock Plan	Incorporated by reference to Appendix 1 to the Registrant’s Proxy Statement filed on Schedule 14A dated March 13, 2012